Second Quarter 2013 Earnings Call Brian Bronson, CEO & Allen Muhich, CFO July 30, 2013

2 Radisys Corporation Confidential Forward-Looking Statements This presentation contains forward-looking statements, including statements about the Company's business strategy, financial outlook and expectations for the third and fourth quarters of 2013 and statements related to expense savings or reductions, operational and administrative efficiencies, revenue growth, margin improvement, financial performance and other attributes of the Company. These forward-looking statements are based on the Company's expectations and assumptions, as of the date such statements are made, regarding the Company's future operating performance and financial condition, the economy and other future events or circumstances. Actual results could differ materially from the outlook guidance and expectations in these forward-looking statements as a result of a number of risk factors, including, among others, (a) the Company's dependence on certain customers and high degree of customer concentration, (b) the Company's use a single contract manufacturer for a significant portion of the production of its products, (c) the anticipated amount and timing of revenues from design wins due to the Company's customers' product development time, cancellations or delays, (d) matters affecting the embedded systems industry, including changes in industry standards, changes in customer requirements and new product introductions, (e) fluctuations in currency exchange rates, changes in tariff or trade policies and other risks associated with foreign operations (f) actions by regulatory agencies and other third parties, (g) the Company's ability to successfully manage the transition from 10G to 40G ATCA product technologies, (h) the ability of the company to successfully complete any restructuring, acquisitions or divestiture activities, (i) cash generation, and (j) other factors listed in the Company's reports filed with the Securities and Exchange Commission (SEC), including those listed under “Risk Factors” in Radisys' Annual Report on Form 10-K for the year ended December 31, 2012 and in Radisys' subsequent Quarterly Reports on Form 10-Q, copies of which may be obtained by contacting the Company at 503-615-1100, from the Company's investor relations web site at http://investor.radisys.com/, or at the SEC's website at http://www.sec.gov. Although forward-looking statements help provide additional information about Radisys, investors should keep in mind that forward-looking statements are inherently less reliable than historical information. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein or in the press release will be achieved. All information in this presentation is as of July 30, 2013. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations.

3 Radisys Corporation Confidential Strategic Progress  Prioritized strategic investments  Tested divesting certain assets  Actively lowering complexity and cost  $4 million net cash balance increase • Over prior 3 quarters

4 Radisys Corporation Confidential Media Resource Function (MRF) 0 10 20 30 40 50 60 70 Baseline 2016 Revenue $ M  Highly profitable and targeted to double in 3 years  Leadership position in Audio Conferencing  Market Growth Drivers • Audio and Video transcoding • Voice over LTE (VoLTE) • Rich Communication Services (RCS) • WebRTC – Browser based audio/video communications • Video Conferencing  Increasing investment Target: Double in 3 Years

5 Radisys Corporation Confidential Trillium Software and Solutions  Integrated LTE Small Cell base station software • Korea has begun limited commercial deployments  Adjacent Markets for Small Cell technology • Test and Measurement • Virtual Evolved Packet Core • Aerospace & Defense • Law Enforcement and Intelligence Applications  Trillium Opportunity pipeline + 40% • June 30, 2013 v. December 31, 2012  Solutions + Professional Services (PS) • Unique combination of hardware and software enabled by PS • Load balancer, edge routing, intelligent gateways 0 5 10 15 20 25 30 35 40 Baseline 2016 +20% CAGR Revenue $ M

6 Radisys Corporation Confidential Platforms  Simplification and cash generation • Low cost design centralization in Shenzhen • Manage for cash COM Express value line  Investment in next generation virtualized platform • Capitalize on Software Defined Networking (SDN) and Network Function Virtualization (NFV)  Focus on Aerospace and Defense  New Q2 design wins expected to result in revenue of $70 million over next 5 years 0 50 100 150 200 250 Baseline 2016 ATCA COMe/RMS Other Revenue $ M

7 Radisys Corporation Confidential Restructuring & Cost Reduction  Restructure Savings • Redundant Site Elimination (Shanghai & Ireland) • Manage COM Express value line to maximize cash • Other in-process changes to be announced in October  Investments • MRF • Inflation based compensation increases • Variable Compensation * Non-GAAP R&D and SG&A expense. For a reconciliation of GAAP to Non-GAAP measures refer to the Company’s press release dated July 30, 2013. $M Q2 Operating Expenses * 20.6 Plus: Trillium License Recovery 1.3 Current Annualized Run-Rate 87.6 Plus: Investme ts 6.4 Less: 2014 Savings (14.0) Expected 2014 Expenses 80.0 Addt'l annualized 2014 Exit Rate Reduction (6.0)

8 Radisys Corporation Confidential Second Quarter Results * Cash generation presented net of $1.9 million first quarter 2013 debt reduction. ** For a reconciliation of GAAP to Non-GAAP measures refer to the Company’s press release dated July 30, 2013. $M Q2 Change v. Q1 ATCA 31.7 (3.1) COMe/RMS 14.2 (0.4) Other 6.9 (0.2) Software-Solutions 12.6 1.0 Total Revenue $65.4 ($2.7) Non-GAAP GM%** 33.3% 1 pt Non-GAAP EPS** $0.03 $0.03 Cash Generation* $2.2 $1.7

9 Radisys Corporation Confidential Third Quarter Guidance $M * For a reconciliation of GAAP to Non-GAAP measures refer to the Company’s press release dated July 30, 2013. Q2 Q3 ATCA 31.7 Less COMe/RMS 14.2 Less Other 6.9 Less Software-Solutions 12.6 +15% to 20% Total Revenue $65.4 $55 to $60 Non-GAAP GM%* 33.3% 34% to 36% Non-GAAP EPS* $0.03 ($0.11) to $0.01 Cash Generation $2.2 Modest Consumption

10 Radisys Corporation Confidential 2014 Expectations Summary For a reconciliation of GAAP to Non-GAAP measures refer to the appendix at the end of this presentation. Revenue Growth Exit Rate Software-Solutions 20% Platforms (10%) - (5%) Total Revenue $240m to $250m Flat Non-GAAP GM% 37% to 38% ~40% Non-GAAP R&D-SG&A Expense $80m Non-GAAP Operating Income 3% to 6% 10% Non-GAAP EPS $0.20 to $0.40 ~$0.70

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12 Radisys Corporation Confidential APPENDIX

13 Radisys Corporation Confidential Non-GAAP Financial Measures To supplement its consolidated financial statements in accordance with generally accepted accounting principles (GAAP), the Company's earnings release contains non-GAAP financial measures that exclude certain expenses, gains and losses, such as the effects of (i) purchase accounting adjustments, (ii) amortization of acquired intangible assets, (iii) stock-based compensation expense, (iv) restructuring and acquisition-related charges (reversals), net, (v) impairment of goodwill, and (vi) non-cash income tax expense. The Company believes that the use of non-GAAP financial measures provides useful information to investors to gain an overall understanding of its current financial performance and its prospects for the future. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that the Company believes are not indicative of its core operating results. In addition, non-GAAP financial measures are used by management for budgeting and forecasting as well as subsequently measuring the Company's performance, and the Company believes that it is providing investors with financial measures that most closely align to its internal measurement processes. These non-GAAP measures are considered to be reflective of the Company's core operating results as they more closely reflect the essential revenue-generating activities of the Company and direct operating expenses (resulting in cash expenditures) needed to perform these revenue-generating activities. The Company also believes, based on feedback provided to the Company during its earnings calls' Q&A sessions and discussions with the investment community, that the non-GAAP financial measures it provides are necessary to allow the investment community to construct their valuation models to better align its results and projections with its competitors and market sector, as there is significant variability and unpredictability across companies with respect to certain expenses, gains and losses. The non-GAAP financial information is presented using a consistent methodology from quarter-to-quarter and year-to-year. These measures should be considered in addition to results prepared in accordance with GAAP. In addition, these non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP financial measures. A reconciliation of non-GAAP information to GAAP information is included in the tables below. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for or superior to financial measures calculated in accordance with GAAP, and reconciliations between GAAP and non-GAAP financial measures included in this earnings release should be carefully evaluated. The non- GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

14 Radisys Corporation Confidential Non-GAAP Financial Measures (cont.) Following is a description of the Company's Non-GAAP measures included in the reconciliation of 2014 GAAP to non-GAAP guidance included in this presentation: (a) Amortization of acquired intangible assets: Amortization of acquisition-related intangible assets primarily relate to core and existing technologies, patents, trade name and customer relationships that were acquired with the acquisitions of Continuous Computing, Convedia, MCPD and Pactolus. The Company excludes the amortization of acquisition-related intangible assets because it does not reflect the Company's ongoing business and it does not have a direct correlation to the operation of the Company's business. In addition, in accordance with GAAP, the Company generally recognizes expenses for internally-developed intangible assets as they are incurred, notwithstanding the potential future benefit such assets may provide. Unlike internally-developed intangible assets, however, and also in accordance with GAAP, the Company generally capitalizes the cost of acquired intangible assets and recognizes that cost as an expense over the useful lives of the assets acquired. As a result of their GAAP treatment, there is an inherent lack of comparability between the financial performance of internally-developed intangible assets and acquired intangible assets. Accordingly, the Company believes it is useful to provide, as a supplement to its GAAP operating results, non-GAAP financial measures that exclude the amortization of acquired intangibles in order to enhance the period-over-period comparison of its operating results, as there is significant variability and unpredictability across companies with respect to this expense. (b) Stock-based compensation: Stock-based compensation consists of expenses recorded under GAAP, in connection with stock awards such as stock options, restricted stock awards and restricted stock units granted under the Company's equity incentive plans and shares issued pursuant to the Company's employee stock purchase plan. The Company excludes stock-based compensation from non-GAAP financial measures because it is a non-cash measurement that does not reflect the Company's ongoing business and because the Company believes that investors want to understand the impact on the Company of the adoption of the applicable GAAP surrounding share based payments; the Company believes that the provision of non-GAAP information that excludes stock-based compensation improves the ability of investors to compare its period-over-period operating results, as there is significant variability and unpredictability across companies with respect to this expense. (c) Restructuring and acquisition-related charges, net: Restructuring and acquisition-related charges, net: Restructuring primarily relates to activities engaged in by the Company's management to simplify and focus its infrastructure. Restructuring and other charges are excluded from non-GAAP financial measures because they are not considered core operating activities. Although the Company has engaged in various restructuring activities over the past several years, each has been a discrete event based on a unique set of business objectives. The Company does not engage in restructuring activities in the ordinary course of business. As such, the Company believes it is appropriate to exclude restructuring charges from its non-GAAP financial measures because it enhances the ability of investors to compare the Company's period-over-period operating results. (d) Income taxes: Non-GAAP income tax expense is equal to the Company's projected cash tax expense. Adjustments to GAAP income tax expense are required to eliminate the recognition of tax expense from profitable entities where we utilize deferred tax assets to offset current period tax liabilities. We believe that providing this non-GAAP figure is useful to our investors as it more closely represents the true economic impact of our tax positions.

15 Radisys Corporation Confidential Non-GAAP Financial Measures (cont.) Reconciliation of 2014 GAAP to non-GAAP Financial Measures $240m Revenue $250m Revenue GAAP gross margin percentage 32.9% 34.3% GAAP gross margin percentage 36.2% (a) Amortization of acquired intangible assets 3.7% 3.5% (a) Amortization of acquired intangible assets 3.6% (b) Stock-based compensation 0.2% 0.2% (b) Stock-based compensation 0.2% Non GAAP gross margin percentage 36.8% 38.0% Non GAAP gross margin percentage 40.0% GAAP operating expenses 94.4$ GAAP operating income percentage 2.2% (a) Amortization of acquired intangible assets (5.2) (a) Amortization of acquired intangible assets 5.8% (b) Stock-based compensation (4.2) (b) Stock-based compensation 2.0% (c) Restructuring and acquisition-related charges (5.0) Non-GAAP operating income percentage 10.0% Non-GAAP operating expenses 80.0$ $240m Revenue $250m Revenue GAAP net income 0.05$ GAAP operating income percentage -6.5% -3.5% (a) Amortization of acquired intangible assets 0.45 (a) Amortization of acquired intangible assets 5.9% 5.6% (b) Stock-based compensation 0.16 (b) Stock-based compensation 2.0% 1.9% (d) Non-cash income tax expense 0.04 (c) Restructuring and acquisition-related charges 2.1% 2.0% Non-GAAP earnings per share 0.70$ Non-GAAP operating income percentage 3.4% 6.0% $240m Revenue $250m Revenue GAAP net income (0.65)$ (0.44)$ (a) Amortization of acquired intangible assets 0.46 0.43 (b) Stock-based compensation 0.15 0.14 (c) Restructuring and acquisition-related charges 0.16 0.15 (d) Non-cash income tax expense 0.05 0.05 Impact of convertible notes* - 0.03 Non-GAAP earnings per share 0.20$ 0.40$ 2014 GUIDANCE 2014 EXIT RATE GUIDANCE * The Company's convertible notes are only included in calculation of dilutive earnings per share to the extent basic earnings per share exceeds $0.40/share on an annual basis. As the Company's high range estimate of Non-GAAP earnings per share is above $0.40/share, the impact of the convertible notes has been included for purposes of calculating dilutive earnings per share. Revenue Range Revenue Range Revenue Range Operating Expenses at Midpoint